UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

FINWARD BANCORP
(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FNWD	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02.	Results of Operations and Financial Condition

On July 24, 2024, Finward Bancorp (the “Bancorp”) issued a press release reporting its unaudited financial results for the quarter and six months ended June 30, 2024 (the “Original Earnings Release”).  On July 30, 2024, the Bancorp issued a revised earnings release (the “Revised Earnings Release”) to correct certain tables and figures contained in the Original Earnings Release.  Specifically, the Revised Earnings Release (i) corrects the “Performance Ratios” table set forth in the rear portion of the Original Earnings Release to include line items for return on equity, return on assets, tax adjusted net interest margin, noninterest income / average assets, noninterest expense / average assets, and efficiency ratio which were inadvertently not included in the version of the original press release issued through the Bancorp’s press release distribution service, and corrects the amounts disclosed in the line items in the table for basic earnings per share (from $0.03 to $2.21), diluted earnings per share ($0.03 to $2.21), and price to earnings per share ratio (from 730.40 to 5.54) under the column for the six months ended June 30, 2024 which were inadvertently included from a prior interim version of the press release; (ii) corrects calculations in the “Performance Ratios” and “Capital Adequacy Bank” tables for the line items common equity tier 1 capital to risk-weighted assets (from 11.23% to 10.94%), tier 1 capital to risk-weighted assets (from 11.23% to 10.94%), and total capital to risk-weighted assets (from 12.27% to 11.95%); (iii) corrects the “Balance Sheet” table set forth in the rear portion of the Original Earnings Release to include figures in the line item for Federal funds sold for the periods ended June 30, 2024, March 31, 2024, and December 31, 2023 which were inadvertently not included in the version of the original press release issued through the Bancorp’s press release distribution service; and (iv) corrects the amount listed in the “Securities Portfolio” paragraph for securities yield for the three months ended (from 2.39% to 2.37%).  No other figures in the Original Earnings Release were corrected pursuant to the Revised Earnings Release.

This Amendment No. 1 on Form 8-K/A is being furnished to report the issuance of the Revised Earnings Release which was issued through the Bancorp’s press release distribution service on July 30, 2024. A copy of the Revised Earnings Release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1
Earnings release for the quarter and six months ended June 30, 2024, and Unaudited Consolidated Condensed Balance Sheets as of June 30, 2024, and Consolidated Condensed Statements of Income and Selected Financial Data for the quarter and six months ended June 30, 2024 (as corrected).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2024

FINWARD BANCORP

By:	/s/ Benjamin L. Schmitt
Name: Benjamin L. Schmitt
Title: Senior Vice President, Chief Financial Officer and Treasurer